Exhibit 99.1
                                                                    ------------

[PARAGON LETTERHEAD]                                                        News




FOR:                  PARAGON TECHNOLOGIES, INC.

CONTACTS:             Len Yurkovic, President and CEO
                      610-252-3205
                      610-252-3102 (Fax)
                      www.paragontechnologiesinc.com



                     PARAGON TECHNOLOGIES REPORTS PROFITABLE
                   2003 THIRD QUARTER AND NINE MONTHS RESULTS
                                    - - - - -
 Paragon Eliminates Long-Term Debt and Strengthens Its Balance Sheet as It Marks
                 Its Fourth Consecutive Quarter of Profitability

EASTON, PA -- November 13, 2003 -- Paragon Technologies, Inc. (AMEX:PTG), a leading supplier of "smart" material handling solutions, including systems, technologies, products and services, today announced results for the third quarter and nine months ended September 30, 2003.

Net earnings for the third quarter of 2003 rose to $2,412,000 or $.56 basic earnings per share, compared to a net loss of $(402,000) or $(.09) basic loss per share in the third quarter of 2002. Earnings before interest, taxes, depreciation, and amortization ("EBITDA") for the third quarter of 2003 were approximately $4.4 million compared to $(236,000) for the third quarter of 2002. Sales for the third quarter of 2003 were approximately $8.7 million compared to sales of approximately $9.0 million in the third quarter of 2002.

Sales for the first nine months of 2003 were $28.3 million compared to $29.7 million in the first nine months of 2002. Net earnings for the first nine months of 2003 were $4,041,000 or $.95 basic earnings per share, compared to net earnings of $64,000 or $.02 basic earnings per share for the first nine months of 2002. EBITDA for the first nine months of 2003 was $7.7 million compared to $1.4 million for the first nine months of 2002.

During the first nine months of 2003, the Company received orders totaling approximately $29.5 million, and finished the third quarter ended September 30, 2003 with a backlog of orders of


                                   -- MORE --

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                    600 Kuebler Road o Easton, PA 18040-9295
                      Tel: 610-252-3205 o Fax: 610-252-3102
                         info@paragontechnologiesinc.com


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 PARAGON TECHNOLOGIES                                                    Page 2
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approximately $8.2 million, versus a $6.9 million backlog of orders at the end of the fourth quarter of 2002.

Contributing to pre-tax earnings for the first nine months of 2003 was other income of $4,919,000 from the sale of the Company's ownership interest in the SI/BAKER joint venture for $5,600,000, other income of $1,363,000 from the sale of the Company's Easton, Pennsylvania facility for $2,925,000 and leaseback of 25,000 square feet of office space, and a restructuring credit of $170,000 pertaining to the final settlement of remaining pension obligations associated with the Company's terminated pension plan. Partially offsetting the favorable impact of the aforementioned items was the accrual of $1,020,000 for potential defense costs to vigorously defend the charges asserted by a competitor relating to the Company's intellectual property. Contributing to pre-tax earnings for the first nine months of 2002 was other income from the short-term licensing of real property of $300,000 and a gain on the sale of excess fixed assets of $94,000. Partially offsetting the favorable impact of the aforementioned items during 2002 were severance charges of $170,000.

The Company continues to strengthen its Balance Sheet. During the third quarter of 2003, the Company prepaid $1.7 million of its bank debt and $2.0 million of its subordinated debt, thereby eliminating the Company's outstanding long-term debt. The current ratio remains strong at 1.53, while working capital approximates $5.3 million. The Company's tangible net worth rose to $4.6 million, versus tangible net worth of $172,000 at the end of the fourth quarter of 2002.

Len Yurkovic, Paragon's President and Chief Executive Officer, commented, "Our profitable third quarter results mark the fourth consecutive quarter of profitability. The results for the nine months of the year and the third quarter are very gratifying. We are pleased with the increase in the level of orders at $29.5 million received during the first nine months of 2003 as compared to $26.2 million of orders received during the first nine months of 2002. We continue to target active sectors of the marketplace. Our quoting activity remains strong and maintaining an aggressive selling focus is a prime objective. We continue to make investments in our business as we explore all strategic alternatives available to the Company, with a primary objective of enhancement of shareholder value."

The Company will host a conference call to discuss these results on Thursday, November 13, 2003 at 11:00 a.m. ET. To participate in the call, please dial 800-362-0574 and ask for the Paragon Technologies teleconference. Simultaneous with the conference call, an audio webcast of the call will be available via a link on the Paragon website, www.paragontechnologiesinc.com.



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 PARAGON TECHNOLOGIES                                                    Page 3
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About Paragon Technologies
--------------------------

Paragon Technologies is a leader in integrating material handling systems and creating automated solutions for material flow applications. Ermanco's branded conveyor technologies and material handling solutions address the needs of the distribution, assembly, and manufacturing marketplace. SI Systems' branded technologies and material handling solutions address unit assembly handling and order fulfillment applications. One of the top material handling systems suppliers worldwide, Paragon's leading clients include the United States Postal Service, General Motors, IBM, BMG, DaimlerChrysler, Johnson & Johnson, Ford, Peterbilt, Harley-Davidson, Walgreens, and Clark Equipment.


                                      * * *







--------------------------
Cautionary Statement. Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities and Exchange Commission rules, regulations and releases. Paragon intends that such forward-looking statements be subject to the safe harbors created hereby. Among other things, the forward-looking statements regard Paragon's earnings, liquidity, financial condition, and certain operational matters. Words or phrases denoting the anticipated results of future events, such as "anticipate," "does not anticipate," "should help to," "believe," "estimate," "is positioned," "expects," "may," "will," "is expected," "should," "continue," and similar expressions that denote uncertainty, are intended to identify such forward-looking statements. Paragon's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, such "forward-looking statements:" (1) as a result of factors over which Paragon has no control, including the strength of domestic and foreign economies, sales growth, competition, and certain cost increases; (2) the amount of defense costs and the results of pending litigation related to Paragon's intellectual property; and (3) if the factors on which Paragon's conclusions are based do not conform to its expectations.

             This press release and prior releases are available at
                        www.paragontechnologiesinc.com.




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 PARAGON TECHNOLOGIES                                                    Page 4
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                           Paragon Technologies, Inc.
                           Consolidated Balance Sheets
                             Selected Financial Data
                                 (In Thousands)

-----------------------------------------------------------------------------------------------------
                                                            September 30, 2003    December 31, 2002
-----------------------------------------------------------------------------------------------------
Cash and cash equivalents...............................         $   7,145               5,385
Restricted cash.........................................                 -                 865
                                                                    ------              ------
  Total cash and cash equivalents and restricted cash...         $   7,145               6,250
                                                                    ------              ------

Trade receivables, net..................................         $   4,569               4,285

Inventories.............................................         $   1,073               1,375

Current assets..........................................         $  15,135              15,444
Current liabilities.....................................             9,871               9,472
                                                                    ------              ------
  Working capital.......................................         $   5,264               5,972
                                                                    ------              ------

Total assets............................................         $  34,228              36,703

Total long-term debt....................................         $       -               7,263

Total stockholders' equity..............................         $  22,225              17,829
Less:  Goodwill.........................................            17,657              17,657
                                                                    ------              ------
  Tangible Net Worth....................................         $   4,568                 172
                                                                    ------              ------
----------------------------------------------------------------------------------------------------

                           Paragon Technologies, Inc.
                      Consolidated Statements of Operations
                             Selected Financial Data
                  (In Thousands, Except Per Share Information)

------------------------------------------------------------------------------------------------------------------------
                                                    Third Quarter Ended                         Nine Months Ended
                                                       September 30,                              September 30,
------------------------------------------------------------------------------------------------------------------------
                                                 2003                2002                    2003               2002
                                            ---------------------------------          ---------------------------------
Net sales..............................      $    8,742              9,010                   28,289            29,670
                                                =======            =======                   ======            ======
Pre-tax earnings (loss) (See Note 1)...      $    3,912               (669)                   6,586               105
Income tax expense (benefit)...........           1,500               (267)                   2,545                41
                                                -------            -------                   ------            ------
Net earnings (loss)....................      $    2,412               (402)                   4,041                64
                                                =======            =======                   ======            ======
Basic earnings (loss) per share........      $      .56               (.09)                     .95               .02
                                                =======            =======                   ======            ======
Diluted earnings (loss) per share......      $      .55               (.09)                     .93               .01
                                                =======            =======                   ======            ======
------------------------------------------------------------------------------------------------------------------------

                           Paragon Technologies, Inc.
                       Supplemental Financial Information
                 Reconciliation of Net Earnings (Loss) to EBITDA
                                 (In Thousands)

------------------------------------------------------------------------------------------------------------------------
                                                    Third Quarter Ended                         Nine Months Ended
                                                       September 30,                              September 30,
------------------------------------------------------------------------------------------------------------------------
                                                  2003               2002                    2003               2002
                                            ---------------------------------          ---------------------------------
Net earnings (loss)....................         $  2,412               (402)                  4,041                  64
Add:   Income tax expense (benefit)....            1,500               (267)                  2,545                  41
                                                  ------             ------                  ------              ------
Earnings (loss) before income taxes....            3,912               (669)                  6,586                 105
Add:   Interest expense................              306                265                     675                 803
Add:   Depreciation and amortization
         expense.......................              132                168                     415                 488
                                                  ------             ------                  ------              ------
EBITDA                                          $  4,350               (236)                  7,676               1,396
                                                  ======             ======                  ======              ======
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
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 PARAGON TECHNOLOGIES                                                    Page 5
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Note 1:  The following table depicts selected financial data that contributed to pre-tax earnings (loss) for the periods indicated (dollars in thousands):

------------------------------------------------------------------------------------------------------------------------
                                                    Third Quarter Ended                         Nine Months Ended
                                                       September 30,                              September 30,
------------------------------------------------------------------------------------------------------------------------
                                                 2003                2002                    2003               2002
                                            ---------------------------------          ---------------------------------
Gain on the sale of SI/BAKER...........        $  4,919                 -                    4,919                   -
Gain on the sale of Easton,
  PA facility..........................               -                 -                    1,363                   -
Restructuring credit from settlement
  of pension obligations...............               -                 -                      170                   -
Accrual for potential defense
  costs to vigorously defend
  charges asserted by a competitor
  relating to the Company's
  intellectual property................          (1,020)                -                   (1,020)                  -
Other income from the short-term
  licensing of real property...........               -                 -                        -                 300
Gain on the sale of excess
  fixed assets.........................               -                 -                        -                  94
Severance charges......................               -              (170)                       -                (170)
                                                  -----             -----                    -----               -----
  Total of selected financial data
   impacting pre-tax earnings (loss)...        $  3,899              (170)                   5,432                 224
                                                  =====             =====                    =====               =====
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